SALE OF MHPS BUSINESS	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
SALE OF MHPS BUSINESS

On May 16, 2016, Terex Corporation (“Terex”, the “Company”) agreed to sell its Material Handling and Port Solutions business (“MHPS”) business to Konecranes Plc, a Finnish public company limited by shares (“Konecranes”) by entering into a Stock and Asset Purchase Agreement, as amended (the “SAPA”), with Konecranes. As a result, the Company and Konecranes terminated the Business Combination Agreement and Plan of Merger (the “BCA”) announced on August 11, 2015, with no penalties incurred by either party. On January 4, 2017, the Company completed the disposition of its MHPS business to Konecranes (the “Disposition”), pursuant to the SAPA. In connection with the Disposition, the Company received 19.6 million newly issued Class B shares of Konecranes and approximately $832 million in cash after adjustments for estimated cash, debt and net working capital at closing and the divestiture of Konecranes’ Stahl Crane Systems business (“Stahl”), which was undertaken by Konecranes in connection with the Disposition. The final transaction consideration is subject to post-closing adjustments for the actual cash, debt and net working capital at closing, the 2016 performance of the MHPS business and Konecranes business, and the closing of the sale of Stahl.

The Company and Konecranes entered into a Stockholders Agreement (the “Stockholders Agreement”), dated as of January 4, 2017, providing certain restrictions, including Terex’s commitment that it will not directly or indirectly sell or otherwise transfer the shares of Konecranes stock received by the Company for a period of three months, subject to certain exceptions, including transfers to affiliates. In addition, under the Stockholders Agreement, Terex is subject to certain standstill obligations for a four-year period, as well as some limited obligations following the initial four-year period. Terex also has customary registration rights pursuant to a registration rights agreement between Terex and Konecranes entered into on January 4, 2017 (the “Registration Rights Agreement”).

In connection with the Disposition, Konecranes’ articles of association were amended to create a new class of B shares. On February 15, 2017, Terex sold approximately 7.5 million Konecranes shares for net proceeds of approximately $268 million. Following the sale of shares, Terex owns approximately 15.5% of the outstanding shares of Konecranes. Pursuant to the Stockholders Agreement and amended articles of association, Terex has nominated two members to the Board of Directors of Konecranes. Terex's initial Board representatives are David Sachs and Oren Shaffer.

Also in connection with the Disposition, the Company and Konecranes entered into certain ancillary agreements, including a Transition Services Agreement, dated as of January 4, 2017, under which the parties will provide one another certain transition services to facilitate both the separation of the MHPS business being disposed from the businesses being retained by the Company and the interim operations of the MHPS business being acquired by Konecranes.

SAPA and BCA Related Expenses

Terex incurred transaction costs directly related to the SAPA of $14.2 million for the year ended December 31, 2016, which amounts are recorded in Income (loss) from discontinued operations - net of tax in the Consolidated Statement of Income (Loss).
The Company incurred transaction costs directly related to the BCA of $14.0 million and $13.8 million for the year ended December 31, 2016 and 2015, respectively, which is recorded in Other income (expense) - net in the Consolidated Statement of Income (Loss).